UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2020

MODERNA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38753	81-3467528
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Technology Square Cambridge, MA	02139
(Address of principal executive offices)	(Zip code)

(Registrant’s telephone number, including area code): (617) 714-6500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	MRNA	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

On August 6, 2020, Moderna, Inc. (the “Company”) disclosed in its Quarterly Report on Form 10-Q that all members of its executive committee and board of directors had agreed not to enter into new 10b5-1 trading plans, add new shares to existing trading plans, or engage in additional unscheduled sales of Moderna stock in the open market, until the earlier of the filing with the U.S. Food and Drug Administration (the “FDA”) of a Biologics License Application with respect to the Moderna COVID-19 Vaccine (previously referred to as mRNA-1273), or the discontinuation of the vaccine development program.

During October 2020, the FDA issued additional guidance on the detailed procedures for submitting and assessment of requests for granting Emergency Use Authorizations (an “EUA”) for COVID-19 vaccines. On December 18, 2020, the FDA granted an EUA for the Moderna COVID-19 Vaccine. On December 19, 2020, the U.S. Centers for Disease Control and Prevention’s Advisory Committee on Immunization Practices gave a favorable recommendation for the use of the Moderna COVID-19 Vaccine. On December 20, 2020, the Company initiated distribution in the U.S. of the Moderna COVID-19 Vaccine. In light of these developments, and the progress made to date in filing for regulatory approval or authorization for the use and distribution of the Moderna COVID-19 Vaccine in other jurisdictions, the Company’s board of directors and members of the Company’s executive committee will now be permitted to trade in Moderna stock through new or amended 10b5-1 plans in the ordinary course in accordance with the Company’s policies and procedures. The Company does not undertake any obligation to update or otherwise comment further on this matter.

Information in this Item 7.01 to this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 23, 2020	MODERNA, INC.

	By:	/s/ Lori Henderson
Lori Henderson
General Counsel and Secretary